SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Peoples Financial Corporation
                (Name of Registrant as Specified In Its Charter)

                          Peoples Financial Corporation
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                          PEOPLES FINANCIAL CORPORATION
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1998 Annual Meeting of Shareholders of Peoples Financial Corporation ("PFC") will be held at the main office of Peoples Federal Savings and Loan Association of Massillon, 211 Lincoln Way East, Massillon, Ohio 44646, on January 28, 1998, at 2:00 p.m., Eastern Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1.   To re-elect three directors of PFC for terms expiring in 2000;

          2. To ratify the selection of Grant Thornton LLP as the auditors of PFC for the current fiscal year; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of PFC of record at the close of business on December 5, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                          By Order of the Board of Directors



Massillon, Ohio
December 17, 1997                         Paul von Gunten, President

                          Peoples Financial Corporation
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Peoples Financial Corporation, an Ohio corporation ("PFC"), for use at the 1998 Annual Meeting of Shareholders of PFC to be held at the main office of Peoples Federal Savings and Loan Association of Massillon ("Peoples Federal"), 211 Lincoln Way East, Massillon, Ohio 44646, on January 28, 1998, at 2:00 p.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by PFC before the Proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the re-election of James P. Bordner, Thomas E. Shelt and Vince E. Stephan as directors of PFC for terms expiring in 2000; and

               FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of PFC for the current fiscal year.

Proxies may be solicited by the directors, officers and other employees of PFC and Peoples Federal, in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by PFC.

         Only shareholders of record as of the close of business on December 5, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. PFC's records disclose that, as of the Voting Record Date, there were 1,416,612 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to the shareholders of PFC on or about December 29, 1997.

                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and PFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the three nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of PFC for the current fiscal year. Shares that are held by a nominee for a beneficial owner and that are represented in person or by proxy at the Annual Meeting but not voted with respect to such ratification ("Non-votes") will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of Grant Thornton by checking an appropriate block on the Proxy, such person's shares will be voted FOR the ratification of the selection of Grant Thornton and will not be considered Non-votes.


   VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of December 10, 1997:

                             Amount and Nature of                Percent of
 Name and Address            Beneficial Ownership            Shares Outstanding
 United National Bank             141,353(1)                        9.98%
  & Trust Company
 P.O. Box 24190
 Canton, OH  44701


 Jeffrey S. Hallis                  132,384                         9.35%
 500 Park Avenue
 Fifth Floor
 New York, NY  10022


 Paul von Gunten (2)                77,997                          5.51%
  ----------------------------

  (1) Consists of 59,640 shares held in trust for the Peoples Financial Corporation Recognition and Retention Plan and Trust, and 81,713 shares held in trust for the Peoples Financial Corporation Employee Stock Ownership Plan.

  (2) Mr. von Gunten may be contacted at the address of PFC.

         The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of December 10, 1997:

                                                        Amount and Nature of
                                                        Beneficial Ownership
                                              Sole Voting and       Shared Voting and         Percent of
Name and Address (1)                          Investment Power      Investment Power      Shares Outstanding
--------------------                          ----------------      ----------------      ------------------
Victor C. Baker                                     9,500                      -                 0.67%
James P. Bordner                                    2,800                  4,100 (2)             0.49
Vincent G. Matecheck                               11,200                    100 (3)             0.80
Thomas E. Shelt                                    19,500                  5,775 (4)             1.78
Vince E. Stephan                                   11,000                      -                 0.78
Paul von Gunten                                    64,997                 13,000 (5)             5.51
All directors and executive officers of
  PFC as a group (7 people)                       120,200                 23,975                10.18%
----------------------------

(1) Each of the persons listed in this table may be contacted at the address of PFC.

(2)  Consists of shares held by Mr. Bordner's spouse.

(3)  Consists of shares held by Mr. Matecheck's daughter.

(4)  Consists of shares held by Mr. Shelt's spouse.

(5)  Consists of shares held by Mr. von Gunten's spouse.



                      PROPOSAL ONE - ELECTION OF DIRECTORS

Election of Directors

         The Regulations provide for a Board of Directors consisting of six persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of PFC by the later of the November 30th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2000 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                        Director of   Director of Peoples
Name                Age (1)       Positions Held                       PFC Since (2)      Federal Since
----                -------       --------------                       -------------      -------------
James P. Bordner       55         Director                                  1995              1992
Thomas E. Shelt        64         Director                                  1995              1978
Vince E.Stephan        81         Director and Chairman of the Board        1995              1970
-----------------------------

(1)  As of December 10, 1997.

(2) Messrs. Bordner, Shelt and Stephan became directors of PFC in connection with the conversion of Peoples Federal from mutual to stock form and the formation of PFC as the holding company for Peoples Federal (the "Conversion").

         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve as directors of PFC after the Annual Meeting for the terms indicated:

                                                                       Director of                  Director of Peoples
  Name                   Age (1)     Positions Held                   PFC Since (2)   Term Expires     Federal Since
  ----                   -------     --------------                   -------------   ------------     -------------
  Victor C. Baker           74       Director                             1995           1999              1984
  Vincent G. Matecheck      52       Director, Secretary and Attorney     1995           1999              1987
  Paul von Gunten           71       Director, President and Chief        1995           1999              1968
                                     Executive Officer
-----------------------------

(1)  As of December 10, 1997.

(2) Messrs. Baker, Matecheck and von Gunten became directors of PFC in connection with the Conversion.


     Mr. Bordner has been the President of P. J. Bordner and Company, Inc., a grocery store chain in Massillon, Ohio, since 1980.

     Mr. Shelt was employed by Peoples Federal from 1961 until his retirement in December 1994. For the last fifteen years of his employment, he served as Vice President. He is currently engaged in farming and real estate investment.

     Mr. Stephan has been Chairman of the Board of Peoples Federal since 1989. He is Vice President of Manchester Hardware, Inc., a hardware store located in Manchester, Ohio, and retired in 1980 after serving for 25 years as an insurance agent for Nationwide Company in Canal Fulton, Ohio. Mr. Stephan currently operates a family farm.

     Mr. Baker retired in 1982 after owning and operating Sunny Slope Orchard, a family operated, wholesale and retail fruit market, bakery and sweet shop located in Massillon, Ohio, for 40 years.

     Mr. Matecheck has served as legal counsel to Peoples Federal since 1992. A lawyer in private practice, Mr. Matecheck is also the Secretary and a director of P. J. Bordner and Company, Inc., and Polymer Packaging, Inc., of Canton, Ohio; a partner of Federal Avenue Office Building Company; a director of Gordy Graybill, Inc.; and the former President and a current member of the Board of Trustees of the United Way of Western Stark County.

     Mr. von Gunten has been employed by Peoples Federal since 1948 and has served as President and Chief Executive Officer since 1979. Mr. von Gunten has served as President of PFC since 1995.

Meetings of Directors

     The Board of Directors of PFC met 11 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1997. Each director attended at least 75% of the aggregate of such meetings and meetings of all committees of the Board of Directors of which he is a member.

Committees of Directors

     The Board of Directors of PFC does not have a nominating committee or a compensation committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

     The Board of Directors of PFC has an Audit Committee. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Baker, Bordner and Shelt. The Audit Committee met one time during the fiscal year ended September 30, 1997.

Executive Officers

         In addition to Mr. von Gunten, the President of both PFC and Peoples Federal, and Mr. Matecheck, the Secretary of PFC, the following persons are executive officers of PFC and Peoples Federal and hold the designated positions:

Name                      Age (1)       Position(s) Held
William P. Hart             59          Vice President of Peoples Federal
Linda L. Fowler             53          Secretary of Peoples Federal
James R. Rinehart           54          Treasurer of PFC and Peoples Federal
Cindy A. Wagner             45          Assistant Treasurer of Peoples Federal
-----------------------------

(1)  As of December 10, 1997.


     Mr. Hart joined Peoples Federal in January 1996. Prior to joining Peoples Federal, Mr. Hart was employed by Citizens Savings Bank in Canton, Ohio, serving as Vice President of Loan Originations since 1978. For the past 20 years, Mr. Hart has served on the Board of Trustees of the Building Industry Association of Stark County.

     Ms. Fowler has been employed by Peoples Federal since 1962. She served as Treasurer from 1986 to 1991 and has served as Secretary since 1991. Ms. Fowler is the Vice President and a member of the Board of Trustees of the Massillon Downtown Merchants' Association and the Treasurer and a member of the Board of Directors of the Massillon Club.

     Mr. Rinehart has served as the Treasurer of PFC since 1995. Mr. Rinehart has also been employed by Peoples Federal since May 1994 and has served as the Treasurer of Peoples Federal since March 1996. Prior to joining Peoples Federal, Mr. Rinehart was an accountant with Hall, Kistler & Company P.L.L. ("Hall, Kistler") for 29 years.

     Ms. Wagner has been employed by Peoples Federal in various capacities since 1986, as an officer since 1991, and as Assistant Treasurer since March 1996. Ms. Wagner is a member of the Board of Trustees of the Massillon Downtown Merchants' Association and a member of the Board of Directors of the Massillon Club.

Section 16(a) Beneficial Ownership Reporting Requirements

     Under the federal securities laws, PFC's directors, executive officers and persons holding more than ten percent of the common shares of PFC are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and to PFC. Based upon a review of such reports, PFC must disclose any failure to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Messrs. Rinehart, Shelt and Stephan each reported late one acquisition of common shares.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

         The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of PFC and Peoples Federal. No other executive officer of PFC received compensation in excess of $100,000 during the fiscal years ended September 30, 1997, 1996 and 1995:

                                        SUMMARY COMPENSATION TABLE

                                        ----------------------------------------------------------------------------------
                                             Annual Compensation          Long Term Compensation
                                        ----------------------------------------------------------------------------------
                                                                                  Awards
                                                                      -------------------------------
        Name and Principal       Year    Salary ($)(1)    Bonus ($)      Restricted     Securities        All Other
        Position                                                        Stock Awards    Underlying     Compensation(2)
                                                                            ($)          Options/
                                                                                         SARs(#)

        ------------------------------------------------------------------------------------------------------------------
        Paul von Gunten          1997       $115,647        $14,000        $190,848(3)    22,365(4)        $13,767
           President and         1996        113,648         12,500            -               -            17,556
           Chief Executive       1995        105,796         11,000            -               -            21,812
           Officer
        ------------------------------------------------------------------------------------------------------------------

-----------------------------

(1) Includes salary of $107,247, $103,148 and $97,496 and directors' fees of $8,400, $10,500 and $8,300 in fiscal years 1997, 1996 and 1995, respectively. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to PFC or Peoples Federal of providing such benefits to Mr. von Gunten was less than 10% of his cash compensation.

(2) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $12,878, $17,347 and $21,711, and premiums totaling $889, $209 and $101 paid by Peoples Federal for insurance against the death or long term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten in fiscal years 1997, 1996 and 1995, respectively. Does not reflect contributions made to PFC's Employee Stock Ownership Plan and accrued to Mr. von Gunten's account for the fiscal year ended September 30, 1997, which had not been determined as of December 10, 1997.

(3) Represents the value of the common shares of PFC awarded to Mr. von Gunten pursuant to PFC's Recognition and Retention Plan and Trust Agreement (the "RRP"), determined by multiplying the number of shares awarded on March 19, 1997, by $16.00 per share, the fair market value on such date based on the mean between the closing high bid and low asked quotation reported on The Nasdaq SmallCap Market. One-fifth of the awarded shares will be earned and delivered on each anniversary of the date of the award commencing on March 19, 1998.

(4) Represents the number of common shares of PFC underlying options granted to Mr. von Gunten pursuant to PFC's 1997 Stock Option and Incentive Plan (the "Stock Option Plan"). "SARs" stands for "Stock Appreciation Rights." PFC does not have a plan that provides for the grant of SARs.

Stock Option Plan

     At the 1997 Annual Meeting of the Shareholders of PFC, the shareholders approved the Stock Option Plan. The Board of PFC reserved 149,101 common shares, which is equal to 10% of the common shares issued in connection with the Conversion, for issuance by PFC upon the exercise of options to be granted to certain directors, officers and employees of Peoples Federal and PFC from time to time under the Stock Option Plan. Options to purchase 104,371 common shares of PFC have been awarded pursuant to the Stock Option Plan.

     The Stock Option Plan is administered by the Stock Option Committee (the "Committee"), which may grant options under the Stock Option Plan at such times as it deems most beneficial to Peoples Federal and PFC on the basis of the individual participant's position and duties and the value of the individual's service and responsibilities to Peoples Federal and PFC. Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which, if certain conditions are met, permits the optionees to delay the recognition of federal taxable income on the shares received upon the exercise of the options. Options granted under the Stock Option Plan to directors who are not employees of PFC or Peoples Federal will not qualify under the Code and thus will not be ISOs ("Non-qualified Stock Options").

         The option exercise price for ISOs and Non-qualified Stock Options is determined by the Committee at the time of option grant. The exercise price for an option, must not be less than 100% of the fair market value of the shares on the date of the grant; provided, however, for an employee who owns more than 10% of PFC's outstanding common shares, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant, and the ISO shall not be exercisable after the expiration of five years from the date it is granted. No stock option will be exercisable after the expiration of ten years from the date of grant. An option cannot be transferred or assigned other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding options.

         The following table sets forth information regarding all grants of options to purchase PFC common shares made to Mr. von Gunten during fiscal year 1997:

                                       Option/SAR Grants In Last Fiscal Year

                                                 Individual Grants
--------------------------------------------------------------------------------------------------------------------

                                Number of              % of Total
                               Securities             Options/SARs
                               Underlying              Granted to
                              Options/SARs            Employees in        Exercise or Base          Expiration
Name                            Granted (#)         1997 Fiscal Year       Price ($/Share)              Date
----                         ---------------        ----------------      -----------------          ---------
Paul von Gunten                   22,365(1)                21.4%                $16.00             March 19, 2007
------------------------

(1) The option was granted on March 19, 1997, and is first exercisable with respect to one-fifth of the shares subject to the option on each anniversary of the date of grant of the option commencing on March 19, 1998. The option is intended to qualify as an ISO.


         The following table sets forth information regarding the number and value of unexercised options held by Mr. von Gunten at September 30, 1997:

 Aggregated Option/SAR Exercises In Last Fiscal Year and 9/30/97 Option/SAR Values

                                                                            Number of
                                                                            Securities
                                                                            Underlying      Value of Unexercised
                                                                            Unexercised         In-the-Money
                                                                          Options/SARs at     Options/SARs at
                                                                            9/30/97 (#)           9/30/97 ($)

                             Shares Acquired                                 Exercisable/         Exercisable/
Name                         on Exercise (#)       Value Realized ($)        Unexercisable       Unexercisable
--------------------------------------------------------------------------------------------------------------------
Paul von Gunten                     -0-                     N/A                0/22,365                (1)
-----------------------------

(Footnote on next page)




(1) No value of such options is provided because the $16.00 exercise price exceeds the fair market value of PFC's common shares, which was $14.00 per share on September 30, 1997, based on the mean between the closing high bid and low asked quotation reported by The Nasdaq SmallCap Market. The exercise price of such option is expected to be reduced pursuant to the terms of the Stock Option Plan, due to distribution of capital to the shareholders in September 1997, but the amount of such adjustment has not yet been determined.

Recognition and Retention Plan and Trust

         At the 1997 Annual Meeting of the Shareholders of PFC, the shareholders of PFC approved the RRP. With funds contributed by PFC, the RRP purchased 59,640 shares of PFC's common stock, 47,712 of which were awarded to directors and executive officers of PFC and Peoples Federal in March 1997.

         The RRP is administered by the RRP Committee of the Board of Directors of PFC. Subject to express provisions of the RRP, the RRP Committee determines which directors and employees of Peoples Federal and PFC are eligible to receive awards of PFC common shares under the RRP, which eligible persons will be awarded shares under the RRP and the number of shares to be awarded.

         Unless the RRP Committee specifies a longer period of time, one-fifth of the RRP shares awarded to a recipient will be earned and nonforfeitable on each of the first five anniversaries of the date of the awards. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director, an officer or an employee of PFC or Peoples Federal. In the event of the death or disability of a participant, however, the participant's shares will be deemed to be earned and nonforfeitable upon such date.

         RRP shares will be distributed as soon as practicable after they are earned. All plan shares which have been awarded but not earned will be voted in the discretion of the RRP Trustee appointed by the RRP Committee.

Employment Agreements

         On November 15, 1996, Peoples Federal entered into an employment agreement with Mr. von Gunten (the "Employment Agreement"). The Employment Agreement provides for a term of three years, a salary of not less than $102,408 and a performance review by the Board of Directors not less often than annually. The Employment Agreement also provides for the inclusion of Mr. von Gunten in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

         The Employment Agreement is terminable by Peoples Federal at any time. In the event of termination by Peoples Federal for "just cause," as defined in the Employment Agreement, Mr. von Gunten will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Peoples Federal other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. von Gunten will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the Employment Agreement or (2) the date on which Mr. von Gunten becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence of the following within one year of a "change of control": (1) the termination of employment of Mr. von Gunten for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement; (2) a material change in the capacity or circumstances in which Mr. von Gunten is employed; or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement. In the event of any such occurrence, Mr. von Gunten will be entitled to receive an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. von Gunten will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. von Gunten may receive under such provisions, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and an amount that will not violate applicable restrictions of the Office of Thrift Supervision (the "OTS"). A "change of control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Peoples Federal or PFC, the control of the election of a majority of the directors of Peoples or PFC or the exercise of a controlling influence over the management or policies of Peoples Federal or PFC.

Directors' Compensation

         PFC currently pays no directors' fees. Each director of Peoples Federal receives a retainer fee of $2,400 for service as a director, plus $500 for each monthly meeting attended. The Chairman of the Board and the Vice Chairman of the Board also receive additional monthly fees of $600 and $350, respectively.

Certain Transactions

         During the fiscal year ended September 30, 1997, Peoples Federal retained the services of Vincent G. Matecheck, an attorney engaged in private practice in the Massillon area. Mr. Matecheck is a director of Peoples Federal and PFC, serves as the Secretary of PFC and serves as general counsel to Peoples Federal. During fiscal years 1997 and 1996, Mr. Matecheck was paid $14,166 and
$16,199, respectively, for services rendered as general counsel to Peoples Federal.

         Although Peoples Federal makes loans to its employees and directors on the same terms as those of comparable loans to other persons, People Federal requires employees and directors to pay interest at a rate of one percent less than the rate required of other customers while such employees and directors serve Peoples Federal in their respective capacities. Should the service of an employee or director cease for any reason, Peoples Federal will discontinue the one percent reduction and enforce the nominal terms of the loan.

         Peoples Federal made a mortgage loan to Mr. Matecheck with such a favorable rate on June 6, 1996. The loan was secured by his personal residence, was originated in the amount of $350,000 at a rate of 7.65%, before the 1% reduction, and had a balance of $238,653 at December 10, 1997.

         No other loans which, in the aggregate to one person, exceeded $60,000 at any time during the two years ended September 30, 1997, were made to directors or executive officers of PFC on preferential terms. None of the outstanding loans to directors or executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in accordance with their terms.


                      PROPOSAL TWO - SELECTION OF AUDITORS

         On September 16, 1996, the Board of Directors approved the recommendation of its Audit Committee to change the independent accountant of PFC and Peoples Federal from Hall, Kistler & Company P.L.L. ("Hall, Kistler"), to Grant Thornton LLP ("Grant Thornton"). No adverse opinion, disclaimer or qualification was contained in Hall, Kistler's report for either of the last two fiscal years for which Hall, Kistler completed an audit of Peoples Federal's financial statements, nor were such reports modified as to uncertainty, audit scope or accounting principles. Further, there was no disagreement between PFC or Peoples Federal and Hall, Kistler or Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Board of Directors has selected Grant Thornton as the auditors of PFC and Peoples Federal for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement for the 1999 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC not later than August 31, 1998.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                         By Order of the Board of Directors



Massillon, Ohio
December 17, 1997                        Paul von Gunten, President

                                 REVOCABLE PROXY

                          PEOPLES FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

         The undersigned shareholder of Peoples Financial Corporation ("PFC") hereby constitutes and appoints Paul von Gunten and Vincent G. Matecheck, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at 211 Lincoln Way East, Massillon, Ohio 44646, on January 28, 1998, at 2:00 p.m., Eastern Time (the "Annual Meeting"), all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of three directors for terms expiring in 2000:

         FOR all nominees                               WITHHOLD authority to
          listed below                                  vote for all nominees
         (except as marked to the                       listed below:
               contrary below):

                                James P. Bordner
                                 Thomas E. Shelt
                                Vince E. Stephan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of PFC for the current fiscal year.


           FOR                       AGAINST                     ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         Important: Please sign and date this proxy on the reverse side.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                            Signature


----------------------------                ------------------------------
Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.